Exhibit 99.2

Affiliated Managers Group, Inc.

Financial Highlights

(in millions, except per share data)

	Three Months	Three Months
	Ended	Ended
	6/30/12	6/30/13

Revenue	$429.6	$541.0

Net income (controlling interest)	$6.6	$64.7

Economic net income (A)	$87.6	$121.1

EBITDA (B)	$113.7	$173.0

Average shares outstanding - diluted	52.7	54.6

Earnings per share - diluted	$0.12	$1.18

Average shares outstanding - adjusted diluted (C)	52.7	55.5

Economic earnings per share (C)	$1.66	$2.18

	December 31, 2012	June 30, 2013

Cash and cash equivalents	$430.4	$413.8

Senior bank debt	$325.0	$100.0

Senior notes	$340.0	$340.0

Senior convertible securities (D)	$450.1	$404.8

Junior convertible trust preferred securities	$515.5	$517.1

Stockholders’ equity	$2,084.2	$2,154.8

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Affiliated Managers Group, Inc.

Financial Highlights

(in millions, except per share data)

	Six Months	Six Months
	Ended	Ended
	6/30/12	6/30/13

Revenue	$847.2	$1,043.3

Net income (controlling interest)	$44.0	$127.1

Economic net income (A)	$171.1	$245.4

EBITDA (B)	$227.8	$348.0

Average shares outstanding - diluted	52.8	54.4

Earnings per share - diluted	$0.83	$2.33

Average shares outstanding - adjusted diluted (C)	52.8	55.1

Economic earnings per share (C)	$3.24	$4.45

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Affiliated Managers Group, Inc.

Reconciliations of Earnings Per Share Calculation

(in millions, except per share data)

	Three Months	Three Months
	Ended	Ended
	6/30/12	6/30/13

Net income (controlling interest)	$6.6	$64.7

Average shares outstanding - diluted	52.7	54.6

Earnings per share - diluted	$0.12	$1.18

	Six Months	Six Months
	Ended	Ended
	6/30/12	6/30/13

Net income (controlling interest)	$44.0	$127.1

Average shares outstanding - diluted	52.8	54.4

Earnings per share - diluted	$0.83	$2.33

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Affiliated Managers Group, Inc.

Reconciliations of Average Shares Outstanding

(in millions)

	Three Months	Three Months
	Ended	Ended
	6/30/12	6/30/13

Average shares outstanding - diluted	52.7	54.6
Dilutive impact of 2008 Senior Convertible Notes shares	—	0.8
Dilutive impact of Trust Preferred shares	—	0.1
Average shares outstanding - adjusted diluted (C)	52.7	55.5

	Six Months	Six Months
	Ended	Ended
	6/30/12	6/30/13

Average shares outstanding - diluted	52.8	54.4
Dilutive impact of 2008 Senior Convertible Notes shares	—	0.7
Average shares outstanding - adjusted diluted (C)	52.8	55.1

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Affiliated Managers Group, Inc.

Operating Results

(in millions)

Assets Under Management

Statement of Changes - Quarter to Date

	Institutional	Mutual Fund	High Net Worth	Total

Assets under management, March 31, 2013	$268,479	$134,735	$59,319	$462,533
Client cash inflows	11,436	16,557	2,592	30,585
Client cash outflows	(6,839)	(8,293)	(2,295)	(17,427)
Net client cash flows	4,597	8,264	297	13,158
Investment performance	(4,985)	(210)	(391)	(5,586)
Other (E)	(593)	(25)	(7)	(625)
Assets under management, June 30, 2013	$267,498	$142,764	$59,218	$469,480

Statement of Changes - Year to Date

	Institutional	Mutual Fund	High Net Worth	Total

Assets under management, December 31, 2012	$254,337	$121,874	$55,556	$431,767
Client cash inflows	22,324	28,625	5,766	56,715
Client cash outflows	(11,805)	(15,581)	(4,217)	(31,603)
Net client cash flows	10,519	13,044	1,549	25,112
Investment performance	3,861	7,871	2,123	13,855
Other (E)	(1,219)	(25)	(10)	(1,254)
Assets under management, June 30, 2013	$267,498	$142,764	$59,218	$469,480

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Affiliated Managers Group, Inc.

Operating Results

(in millions)

Financial Results

	Three		Three
	Months		Months
	Ended	Percent	Ended	Percent
	6/30/12	of Total	6/30/13	of Total
Revenue
Institutional	$219.5	51%	$241.7	45%
Mutual Fund	173.3	40%	245.8	45%
High Net Worth	36.8	9%	53.5	10%
	$429.6	100%	$541.0	100%

EBITDA (B)
Institutional	$66.9	59%	$96.3	56%
Mutual Fund	36.4	32%	60.4	35%
High Net Worth	10.4	9%	16.3	9%
	$113.7	100%	$173.0	100%

	Six		Six
	Months		Months
	Ended	Percent	Ended	Percent
	6/30/12	of Total	6/30/13	of Total
Revenue
Institutional	$426.2	50%	$465.4	45%
Mutual Fund	349.0	41%	473.7	45%
High Net Worth	72.0	9%	104.2	10%
	$847.2	100%	$1,043.3	100%

EBITDA (B)
Institutional	$133.8	59%	$200.4	58%
Mutual Fund	73.5	32%	115.4	33%
High Net Worth	20.5	9%	32.2	9%
	$227.8	100%	$348.0	100%

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Affiliated Managers Group, Inc.

Reconciliations of Performance and Liquidity Measures

(in millions)

	Three Months	Three Months
	Ended	Ended
	6/30/12	6/30/13

Net income (controlling interest)	$6.6	$64.7
Intangible amortization and impairments	119.3	38.1
Intangible-related deferred taxes	(21.5)	12.3
Imputed interest and contingent payment arrangements	(17.4)	5.4
Affiliate equity expense	0.6	0.6
Economic net income (A)	$87.6	$121.1

Cash flow from operations	$183.4	$262.7
Interest expense, net of non-cash items	16.7	21.1
Current tax provision	14.3	19.8
Income from equity method investments, net of distributions	(0.3)	(6.0)
Changes in assets and liabilities and other adjustments	(100.4)	(124.6)
EBITDA (B)	$113.7	$173.0
Holding company expenses	21.9	24.1
EBITDA Contribution	$135.6	$197.1

	Six Months	Six Months
	Ended	Ended
	6/30/12	6/30/13

Net income (controlling interest)	$44.0	$127.1
Intangible amortization and impairments	154.2	76.5
Intangible-related deferred taxes	(11.6)	24.2
Imputed interest and contingent payment arrangements	(16.7)	14.4
Affiliate equity expense	1.2	3.2
Economic net income (A)	$171.1	$245.4

Cash flow from operations	$236.0	$464.8
Interest expense, net of non-cash items	33.4	42.8
Current tax provision	22.3	41.0
Income from equity method investments, net of distributions	(14.4)	(38.8)
Changes in assets and liabilities and other adjustments	(49.5)	(161.8)
EBITDA (B)	$227.8	$348.0
Holding company expenses	43.8	46.9
EBITDA Contribution	$271.6	$394.9

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Affiliated Managers Group, Inc.

Consolidated Statements of Income

(in millions, except per share data)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2012	2013	2012	2013

Revenue	$429.6	$541.0	$847.2	$1,043.3

Operating expenses:
Compensation and related expenses	188.1	235.4	369.2	450.0
Selling, general and administrative	88.8	99.5	173.8	191.8
Intangible amortization and impairments	114.7	32.6	145.1	65.5
Depreciation and other amortization	3.6	3.3	7.1	6.9
Other operating expenses	9.4	8.8	18.2	17.2
	404.6	379.6	713.4	731.4
Operating income	25.0	161.4	133.8	311.9

Income from equity method investments	13.4	36.2	27.9	86.9

Other non-operating (income) and expenses:
Investment and other income	(3.0)	(7.5)	(13.4)	(12.0)
Interest expense	18.5	24.3	37.1	48.5
Imputed interest and contingent payment arrangements	(40.0)	8.4	(42.5)	22.6
	(24.5)	25.2	(18.8)	59.1

Income before income taxes	62.9	172.4	180.5	339.7

Income taxes (F)	2.0	38.2	26.6	75.7
Net income	60.9	134.2	153.9	264.0

Net income (non-controlling interests)	(54.3)	(69.5)	(109.9)	(136.9)

Net income (controlling interest)	$6.6	$64.7	$44.0	$127.1

Average shares outstanding - basic	51.4	53.1	51.5	52.9
Average shares outstanding - diluted	52.7	54.6	52.8	54.4

Earnings per share - basic	$0.13	$1.22	$0.85	$2.40
Earnings per share - diluted	$0.12	$1.18	$0.83	$2.33

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Affiliated Managers Group, Inc.

Consolidated Balance Sheets

(in millions)

	December 31,	June 30,
	2012	2013
Assets
Current assets:
Cash and cash equivalents	$430.4	$413.8
Investment advisory fees receivable	255.5	275.4
Investments in marketable securities	128.9	120.1
Unsettled fund shares receivable	40.1	104.3
Prepaid expenses and other current assets	57.4	59.3
Total current assets	912.3	972.9

Fixed assets, net	81.5	84.1
Equity method investments in Affiliates	1,031.3	964.6
Acquired client relationships, net	1,585.5	1,502.3
Goodwill	2,355.2	2,334.7
Other assets	221.3	214.1
Total assets	$6,187.1	$6,072.7

Liabilities and Equity
Current liabilities:
Accounts payable and accrued liabilities	$324.7	$287.0
Unsettled fund shares payable	39.8	107.1
Payables to related party	11.3	29.6
Total current liabilities	375.8	423.7

Senior bank debt	325.0	100.0
Senior notes	340.0	340.0
Senior convertible securities (D)	450.1	404.8
Junior convertible trust preferred securities	515.5	517.1
Deferred income taxes	497.1	505.8
Other long-term liabilities	164.7	169.1
Total liabilities	2,668.2	2,460.5

Redeemable non-controlling interests	477.5	519.8

Equity:
Common stock	0.5	0.5
Additional paid-in capital	868.5	781.5
Accumulated other comprehensive income	79.1	38.6
Retained earnings	1,350.7	1,477.8
	2,298.8	2,298.4
Less treasury stock, at cost	(214.6)	(143.6)
Total stockholders’ equity	2,084.2	2,154.8

Non-controlling interests	957.2	937.6
Total equity	3,041.4	3,092.4
Total liabilities and equity	$6,187.1	$6,072.7

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Affiliated Managers Group, Inc.

Consolidated Statements of Cash Flow

(in millions)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2012	2013	2012	2013
Cash flow from operating activities:
Net income	$60.9	$134.2	$153.9	$264.0
Adjustments to reconcile Net income to net cash flow from operating activities:
Intangible amortization and impairments	114.7	32.6	145.1	65.5
Amortization of issuance costs	1.8	3.2	3.7	5.7
Depreciation and other amortization	3.6	3.3	7.1	6.9
Deferred income tax provision	(15.5)	16.1	(2.0)	28.8
Imputed interest and contingent payment arrangements	(40.0)	8.4	(42.5)	22.6
Income from equity method investments, net of amortization	(13.4)	(36.2)	(27.9)	(86.9)
Distributions received from equity method investments	21.8	52.5	58.6	146.4
Tax benefit from exercise of stock options	0.3	0.2	0.7	0.8
Share-based compensation	7.9	8.8	16.1	17.7
Affiliate equity expense	4.9	3.2	7.1	8.4
Other adjustments	5.4	7.6	(0.6)	8.5
Changes in assets and liabilities:
Increase in investment advisory fees receivable	(11.2)	(17.9)	(23.7)	(14.2)
(Increase) decrease in prepaids and other current assets	—	0.8	(9.1)	(6.7)
(Increase) decrease in other assets	(0.4)	0.2	(0.9)	0.1
(Increase) decrease in unsettled fund shares receivable	35.5	171.8	(9.7)	(66.6)
Increase (decrease) in unsettled fund shares payable	(35.3)	(172.4)	6.3	69.6
Increase (decrease) in accounts payable, accrued liabilities and other long-term liabilities	42.4	46.3	(46.2)	(5.8)
Cash flow from operating activities	183.4	262.7	236.0	464.8
Cash flow used in investing activities:
Investments in Affiliates	(405.3)	—	(405.3)	—
Purchase of fixed assets	(3.7)	(4.3)	(5.0)	(8.9)
Purchase of investment securities	(1.6)	(2.0)	(11.1)	(4.6)
Sale of investment securities	14.6	3.5	27.5	3.7
Cash flow used in investing activities	(396.0)	(2.8)	(393.9)	(9.8)
Cash flow from (used in) financing activities:
Borrowings of senior bank debt	195.0	100.0	195.0	120.0
Repayments of senior bank debt	—	(150.0)	—	(345.0)
Repurchase of senior convertible securities	—	(69.0)	—	(69.0)
Issuance of common stock	7.3	6.8	22.4	36.0
Repurchase of common stock	(28.2)	—	(60.9)	—
Issuance costs	—	(7.2)	—	(7.2)
Excess tax benefit from exercise of stock options	1.3	2.7	4.8	10.2
Note and contingent payments	(0.2)	1.3	(0.5)	(36.6)
Distributions to non-controlling interests	(37.6)	(54.0)	(119.6)	(179.3)
Affiliate equity issuances and repurchases	(6.1)	(11.0)	(23.0)	4.9
Cash flow from (used in) financing activities	131.5	(180.4)	18.2	(466.0)

Effect of foreign exchange rate changes on cash and cash equivalents	(1.6)	(0.7)	1.2	(5.6)
Net increase (decrease) in cash and cash equivalents	(82.7)	78.8	(138.5)	(16.6)
Cash and cash equivalents at beginning of period	393.7	335.0	449.5	430.4
Cash and cash equivalents at end of period	$311.0	$413.8	$311.0	$413.8

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Affiliated Managers Group, Inc.

Notes

(in millions, except per share data)

(A)            Under our Economic net income definition, we add to Net income (controlling interest) amortization (including equity method amortization) and impairments, deferred taxes related to intangible assets, non-cash imputed interest (principally related to the accounting for convertible securities and contingent payment arrangements) and certain Affiliate equity expenses.  We consider Economic net income an important measure of our financial performance, as we believe it best represents operating performance before non-cash expenses relating to the acquisition of interests in our affiliated investment management firms, and it is therefore employed as our principal performance benchmark.  This non-GAAP performance measure is provided in addition to, but not as a substitute for, Net income; Economic net income is not a liquidity measure, and should not be used in place of liquidity measures calculated under GAAP.

We add back amortization and impairments attributable to acquired client relationships because these expenses do not correspond to the changes in the value of these assets, which do not diminish predictably over time.  The portion of deferred taxes generally attributable to intangible assets (including goodwill) is added back because we believe it is unlikely these accruals will be used to settle material tax obligations.  We add back non-cash imputed interest and reductions or increases in contingent payment arrangements to better reflect our contractual interest obligations.  We add back non-cash expenses relating to certain transfers of equity between Affiliate management partners when these transfers have no dilutive effect to shareholders.

(B)            EBITDA is defined as earnings before interest expense, income taxes, depreciation and amortization.  This supplemental non-GAAP liquidity measure is provided in addition to, but not as a substitute for, cash flow from operations.  As a measure of liquidity, we believe EBITDA is useful as an indicator of our ability to service debt, make new investments and meet working capital requirements.  EBITDA, as calculated by us, may not be consistent with computations of EBITDA by other companies.  In reporting EBITDA by segment, Affiliate expenses are allocated to a particular segment on a pro rata basis with respect to the revenue generated by that Affiliate in such segment.

(C)            Economic earnings per share represents Economic net income divided by the adjusted diluted average shares outstanding.  In this calculation, the potential share issuance in connection with our convertible securities is measured using a “treasury stock” method.  Under this method, only the net number of shares of common stock equal to the value of the contingently convertible securities and the junior convertible trust preferred securities in excess of par, if any, are deemed to be outstanding.  We believe the inclusion of net shares under a treasury stock method best reflects the benefit of the increase in available capital resources (which could be used to repurchase shares of common stock) that occurs when these securities are converted and we are relieved of our debt obligation.  This method does not take into account any increase or decrease in our cost of capital in an assumed conversion. Economic earnings per share is not a liquidity measure, and should not be used in place of liquidity measures calculated under GAAP.

(D)            In the second quarter of 2013, we repurchased an aggregate of $53.4 principal amount outstanding of the senior convertible securities.  Subsequent to quarter end, we repurchased an additional $26.1 principal amount outstanding.  Following these repurchases, the remaining principal amount outstanding is $380.5. On July 16, 2013, we delivered a notice to redeem all outstanding senior convertible securities.

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(E)             Other includes assets under management attributable to Affiliate product transitions, new investment client transitions and transfers of our interests in certain Affiliated investment management firms, the financial effects of which are not material to our ongoing results.

(F)              Our consolidated income tax provision includes taxes attributable to controlling interests, and to a lesser extent, taxes attributable to non-controlling interests, as follows:

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2012	2013	2012	2013
Current income taxes	$14.3	$19.8	$22.3	$41.0
Intangible-related deferred taxes	(21.5)	12.3	(11.6)	24.2
Other deferred taxes	3.3	4.0	6.2	4.9
Taxes attributable to controlling interest	(3.9)	36.1	16.9	70.1
Taxes attributable to non-controlling interests	5.9	2.1	9.7	5.6
Total income taxes	$2.0	$38.2	$26.6	$75.7

Income before taxes (controlling interest)	$2.7	$100.8	$60.9	$197.2

Effective tax rate *	n.m.	35.8%	27.8%	35.5%

* Taxes attributable to controlling interests divided by controlling interest share of the consolidated income before taxes (n.m.- not meaningful).